Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

Dated as of October 23, 2009

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into between KAR HOLDINGS, INC., a Delaware corporation (the “Borrower”), KAR HOLDINGS II, LLC. (“Holdings”), the Lenders, BEAR STEARNS CORPORATE LENDING INC. (the “Resigning Agent”), JPMORGAN CHASE BANK, N.A. (the “Successor Agent”) and each of the other parties signatory hereto.

PRELIMINARY STATEMENTS

1. Reference is made to the Credit Agreement dated as of April 20, 2007 (as amended by that certain First Amendment to Credit Agreement dated June 10, 2009 between KAR Holdings, Inc., and the Lenders and other parties signatory thereto, the “Credit Agreement”), among the Borrower, the lenders and agents party thereto from time to time, Bear Stearns Corporate Lending Inc. as Administrative Agent (the “Administrative Agent”), and the other parties signatory thereto. Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

2. The Borrower has requested that the Required Lenders agree to amend the Credit Agreement and the Guarantee and Collateral Agreement as provided for herein.

3. The Required Lenders are willing to agree to such amendments to the Credit Agreement and the Guarantee and Collateral Agreement on the terms and subject to the conditions set forth herein.

Now, therefore, in consideration of the premises and the agreements, other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

SECTION 1. Amendments to Credit Agreement. On the terms and subject to the conditions set forth herein:

(a) Section 1.1 of the Credit Agreement is amended

(i) by inserting in such subsection the following definitions in the appropriate alphabetical order:

‘“Second Amendment”: means that certain Second Amendment, dated as of October 23, 2009, by and between the Borrower, and the Lenders and the other parties signatory thereto.

“Second Amendment Effective Date”: means the date of satisfaction of the conditions to effectiveness referred to in Section 3 of the Second Amendment.”

(ii) by deleting each instance of the word “Holdings” in each of the following definitions and substituting the words “the Borrower” therefor: “Capital Expenditures”, “Excluded Redemption Obligation”, “Guarantors”, “Management Advances”, “Management Investors” and “Management Stock Agreements.”

(iii) by deleting the definition of “Continuing Directors” in its entirety and substituting the following new definition of “Continuing Directors therefore:

“Continuing Directors”: the directors of the Borrower on the Second Amendment Effective Date, after giving effect to the initial registered public offering of voting Capital Stock of the Borrower, and each other director of the Borrower whose nomination for election to the board of directors of the Borrower is recommended by at least a majority of the then Continuing Directors or such other director who receives the vote of the Permitted Investors in his or her election to the board of directors of the Borrower by the shareholders of the Borrower.

(iv) by deleting the words “or such Parent” in the definition of “Management Advances.”

(v) by deleting each instance of the words “or any Parent” in each of the following definitions: “Management Investors” and “Management Stock Agreements.”

(vi) by deleting the words “Holdings, the Borrower and their respective Subsidiaries” in the definition of “Group Members” and substituting the words “the Borrower and its Subsidiaries” therefor.

(vii) by deleting the words “Holdings and” in the definition of “Guarantors.”

(viii) by deleting the definition of “Parent” in its entirety and substituting the following new definition of “Parent” therefor:

“Parent”: any Person of which the Borrower at any time is or becomes a Subsidiary after the Closing Date.

(ix) by (A) deleting the word “or” immediately prior to the words “for Investments under Section 8.8(q)” in the third line of the definition of “Available Retained ECF”, (B) inserting the words “or for redeeming, repurchasing, defeasing or otherwise prepaying Unsecured Notes pursuant to Section 8.9(a) hereof” immediately prior to the words “the difference (if a positive number)” in the third line of the definition of “Available Retained ECF”, (C) deleting the word “or” immediately after the words “for Capital Expenditures under clause (iii) of Section 8.7” in the last line of the definition of “Available Retained ECF” and (D) inserting .the words “or for redeeming, repurchasing, defeasing or otherwise prepaying Unsecured Notes pursuant to Section 8.9(a) hereof” immediately after the words “for Investments under Section 8.8(q)” in the last line of the definition of “Available Retained ECF.”

(x) by deleting the definition of “Applicable Margin” in its entirety and substituting the following new definition of “Applicable Margin” therefor:

“Applicable Margin”: for each Type and class of Loan the rate per annum set forth below opposite the description of such Loan:

Eurodollar Initial Term Loans	2.75%

Eurodollar Revolving Loans	2.75%

Base Rate Initial Term Loans	1.75%

Base Rate Revolving Loans and Swingline Loans	1.75%

(xi) by deleting the words “; provided that on and after the first Adjustment Date occurring after the completion of the first full fiscal quarter of the Borrower after the Closing Date, the Commitment Fee Rate will be determined pursuant to the Pricing Grids” at the end of the definition of “Commitment Fee Rate.”

(xii) by deleting the definitions of “Adjustment Date” and “Pricing Grids” in their entirety.

(b) Section 4.2 of the Credit Agreement is hereby amended as follows:

(i) the words “(other than Holdings)” are deleted in their entirety from clause (a) thereof; and

(ii) the words “; provided, however, that notwithstanding anything to the contrary set forth herein (including in the definition of “Excess Cash Flow”), to the extent the optional prepayment of Term Loans actually made in satisfaction of the condition precedent set forth in Section 3(d) of the Second Amendment is made on or prior to April 15, 2010, such prepayment shall be treated for purposes of the definition of “Excess Cash Flow” as if it were made during the 2009 fiscal year (and not during the 2010 fiscal year)” are inserted immediately following the words “such fiscal year” in clause (c) thereof;

(c) Section 5 of the Credit Agreement is hereby amended by deleting the words “Holdings and the Borrower hereby jointly and severally represent and warrant” in the first paragraph thereof in their entirety and substituting the words “the Borrower hereby represents and warrants” therefor;

(d) Sections 5.6, 5.8, 5.9, 5.12, 5.17(b), 5.17(d) or 5.18 of the Credit Agreement are hereby amended by deleting each instance of the words “Holdings or” in such Sections;

(e) Sections 5.10 and 5.17(e) of the Credit Agreement are hereby amended by deleting each instance of the words “Holdings and” in such Sections;

(f) Section 5.15(b) of the Credit Agreement is hereby amended by (i) deleting the words “other than stock options granted to employees, former employees or directors and directors’ qualifying shares” in the parenthetical in such subsection, and (ii) deleting the words “other than Holdings” in such Section in their entirety and substituting the words “(other than the Borrower)” therefor.

(g) Section 7 of the Credit Agreement is hereby amended by deleting the words “Holdings and the Borrower hereby jointly and severally agree” in the first paragraph thereof in their entirety and substituting the words “The Borrower hereby agrees” therefor;

(h) Section 7.2 of the Credit Agreement is hereby amended by deleting each instance of the words “Holdings,” or “Holdings or” in clause (e) thereof;

(i) Section 7.10 of the Credit Agreement is hereby amended by deleting the words in clause (d) thereof in their entirety and substituting the word “Reserved” therefor;

(j) Section 8 of the Credit Agreement is hereby amended by deleting the words “Holdings and the Borrower hereby jointly and severally agree” the first paragraph thereof in their entirety and substituting the words “The Borrower hereby agrees” therefor;

(k) Section 8.2 of the Credit Agreement is hereby amended by (i) deleting each instance of the word “Holdings” in clauses (i), (j) and (r) thereof and substituting the word “Borrower” therefor, and (ii) deleting the words “or any Parent” in clause (r) thereof;

(l) Section 8.6(b) of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.6(b) is substituted therefor:

“(b) so long as no Event of Default has occurred and is continuing or would result therefrom, the Borrower may (i) purchase the Borrower’s Capital Stock from present or former officers, directors or employees of any Group Member upon the death, disability, retirement or termination of employment or service of such officer, director or employee or otherwise under any stock option or employee stock ownership plan approved by the board of directors of the Borrower, in an aggregate amount (net of any proceeds received by the Borrower in connection with resales of any Capital Stock so purchased) not exceeding $10,000,000 in any fiscal year and (ii) pay accelerated management fees expressly permitted by Section 8.10;”

(m) Section 8.6(c) of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.6(c) is substituted therefor:

“(c) the Borrower may pay dividends or make loans and advances to any Parent to permit any Parent to (i) pay corporate overhead expenses incurred in the ordinary course of business in an aggregate amount not exceeding $5,000,000 in any fiscal year; (ii) pay (A) any taxes, charges or assessments, including but not limited to sales, use, transfer, rental, ad valorem, value-added, stamp, property, consumption, franchise, license, capital, net worth, gross receipts, excise, occupancy, intangibles or similar taxes, charges or assessments (other than federal, state or local taxes measured by income and federal, state or local withholding imposed on payments made by any Parent), required to be paid by any Parent by virtue of its being incorporated or otherwise organized or having Capital Stock outstanding (but not by virtue of owning stock or other equity interests of any corporation or other entity other than the Borrower, any of its Subsidiaries or any Parent), or being a holding company parent of the Borrower, or having guaranteed any obligations of the Borrower or any Subsidiary thereof, or having made any payment in respect of any of the items for which the Borrower is permitted to make payments to any Parent pursuant to the other clauses of this Section 8.6, or (B) for so long as the Borrower is a member of a group filing a consolidated, combined or unitary tax return with any Parent, amounts necessary for the payment of federal, state or local income taxes payable by such Parent and measured by the income of the Borrower and its Subsidiaries which are payable by such Parent; (iii) to pay expenses incurred by any Parent in connection with offerings, registrations, or exchange listings of equity securities and maintenance of same (A) where the net proceeds of such offering are to be received by or contributed to the Borrower, or (B) in a prorated amount of such expenses in proportion to the amount of such net proceeds intended to be so received or contributed or loaned, or (C) otherwise on an interim basis prior to completion of such offering so long as any Parent shall cause the amount of such expenses to be repaid to the Borrower or the relevant Subsidiary of the Borrower out of the proceeds of such offering promptly if such offering is completed; (iv) to pay audit costs and any costs (including all professional fees and expenses) incurred by any Parent in connection with reporting obligations under or otherwise incurred in connection with compliance with applicable laws, applicable rules or regulations of any governmental, regulatory or self-regulatory body or stock exchange, including in respect of any reports filed with respect to the Securities Act, the Exchange Act or the respective rules and regulations promulgated thereunder; (v) to pay obligations of any Parent under or in respect of director and officer insurance policies or indemnification obligations to directors or officers; (vi) to pay accelerated management fees under the Management Agreement in an aggregate amount not exceeding $10,500,000 contemporaneously with the consummation of the initial registered public offering of voting Capital Stock of the Borrower, so long as no Default under Section 9(a) or 9(f) has occurred and is continuing (it being acknowledged and agreed that no additional management fees under the Management Agreement shall be permitted to be paid thereafter) and (vii) the Borrower may make Restricted Payments the proceeds of which shall be used by any Parent to make cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of any Parent;”

(n) Section 8.9 of the Credit Agreement is amended by (i) deleting the word “Holdings” in clause (a) thereof and substituting the words “the Borrower” therefor, (ii) inserting the words “in connection with a Permitted Refinancing therefor or” immediately after the words “other than” in the first parenthetical in clause (a) thereof and (iii) inserting the following words at the end of clause (a) thereof: “; provided, that, (i) substantially contemporaneously with consummation of the initial registered public offering of voting Capital Stock of the Borrower and the occurrence of the Second Amendment Effective Date, the Borrower may redeem, repurchase, defease or otherwise prepay Unsecured Notes in an aggregate amount not to exceed (A) the sum of (1) cash and Cash Equivalents that are not classified as “restricted” for financial statement purposes of the Borrower and its Subsidiaries as of the Second Amendment Effective Date plus (2) the Net Cash Proceeds of the initial registered public offering of voting Capital Stock of the Borrower on the Second Amendment Effective Date minus (B) the amount of any optional prepayment of Term Loans made in satisfaction of the condition precedent set forth in Section 3(d) of the Second Amendment; (ii) after the date on which the Borrower has redeemed, repurchased, defeased or otherwise prepaid Unsecured Notes pursuant to clause (i) above, the Borrower may use proceeds of any subsequent offering of its voting Capital Stock otherwise permitted hereunder to redeem, repurchase, defease or otherwise prepay additional Unsecured Notes with proceeds of such subsequent offering solely to the extent that, at the time of such redemption, repurchase, defeasance or prepayment, the Borrower also make an optional prepayment of Term Loans hereunder pursuant to Section 4.1 hereof in an aggregate principal amount equal to not less than the aggregate cash amount actually used to redeem, repurchase, defease, or otherwise prepay the Unsecured Notes pursuant to this clause (ii), and (iii) on any date after the Second Amendment Effective Date, the Borrower may redeem, repurchase, defease or otherwise prepay Unsecured Notes from and counted against Available Retained ECF if and so long as (A) no Default has occurred and is continuing or would result therefrom, (B) both on a historical and on a pro forma basis (giving effect to such payment and all related transactions, including the Incurrence and use of proceeds of all Indebtedness Incurred in connection therewith) the Consolidated Leverage Ratio on the most recent Test Date did not exceed 4.5 to 1.0 and (C) Available Retained ECF would be a positive number if Available Retained ECF is reduced by the amount of Unsecured Notes redeemed, repurchased, defeased or otherwise prepaid.”

(o) Section 8.10 of the Credit Agreement is amended by deleting clause (e) in its entirety and substituting the following new clause (e) therefor: “the Borrower and its Subsidiaries may pay accelerated management fees under the Management Agreement in an aggregate amount not exceeding $10,500,000 contemporaneously with the consummation of the initial registered public offering of voting Capital Stock of the Borrower, so long as no Default under Section 9(a) or (f) has occurred and is continuing (it being acknowledged and agreed that no additional management fees under the Management Agreement shall be permitted to be paid thereafter);”

(p) Section 8.10 of the Credit Agreement is amended by deleting the word “Holdings” in clauses (c), (d), (i) and (j) thereof and substituting the words “the Borrower” therefor;

(q) Section 8.10 of the Credit Agreement is amended by deleting the word “and” at the end of clause (i) thereof, deleting the period at the end of clause (j), inserting the word “;and” at the end of clause (j) hereof and inserting the following new clause (k) at the end thereof: “(k) the execution, delivery and performance of the amendments to the stockholders’ agreements and registration rights agreement of the Borrower entered into in connection with the initial registered public offering of voting Capital Stock of the Borrower in form and substance reasonably acceptable to the Administrative Agent.”

(r) Section 9 of the Credit Agreement is amended by

(i) deleting the words “Holdings and” in clause (c) thereof;

(ii) deleting clause (k) thereof in its entirety and substituting the following new clause (k) therefor:

“(k) (i) (x) the Permitted Investors shall in the aggregate be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares of voting Capital Stock having less than 35% of the total voting power of all outstanding shares of the Borrower, and (y) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Investors, shall be the “beneficial owner” of shares of voting Capital Stock having more than 25% of the total voting power of all outstanding shares of the Borrower; (ii) the board of directors of the Borrower shall cease to consist of a majority of Continuing Directors; or (iii) a Specified Change of Control shall occur and the Borrower delivers or is required to deliver a change of control notice to any of the holders or lenders pursuant to any of the Unsecured Notes.”

(iii) deleting the word “;or” at the end of clause (k) thereof and substituting a period (“.”) therefor;

(iv) deleting clause (l) thereof in its entirety.

(s) Section 10.7 of the Credit Agreement is amended by deleting each instance of the words “Holdings or” in their entirety.

(t) Section 11.2(a) of the Credit Agreement is amended by deleting the notice information for the Administrative Agent in its entirety and substituting the following notice information therefor:

“The Administrative Agent:

JPMorgan Chase Bank, N.A.

10 South Dearborn, Floor 07

Chicago, IL, 60603-2003

Attention: Mouy Lim

Telephone: (312) 732-2024

Facsimile: (312) 385-7103

Email: muoy.lim@jpmchase.com

with a copy to:

Eugene Mazzaro, Esq.

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Telephone: (212) 906-1763

Facsimile: (212) 751-4864

Email: eugene.mazzaro@lw.com”

(u) Section 11.6(a) of the Credit Agreement is amended by (i) deleting each instance of the words “Holdings and” in their entirety and (ii) deleting the words “any of their respective” in clause (i) thereof and substituting the word “its” therefor.

(v) Section 11.7(b) of the Credit Agreement is amended by deleting each instance of the words “Holdings and” and “Holdings or” in their entirety.

(w) The annexes of the Credit Agreement are amended by deleting Annex A in its entirety.

SECTION 2. Amendments to Guarantee and Collateral Agreement. On the terms and subject to the conditions set forth herein,

(a) the preamble of the Guarantee and Collateral Agreement is amended by inserting the words “other than Holdings” immediately after the words “each of the signatories hereto”.

(b) Section 2.2 of the Guarantee and Collateral Agreement is amended by (i) deleting clause (b) thereof in its entirety and substituting the words “Reserved.” therefor and (ii) deleting the words “and from Holdings” in clause (c)(i) thereof.

(c) Section 4.1 of the Guarantee and Collateral Agreement is amended by deleting the words “or Holdings’ knowledge” in their entirety.

(d) Section 5.6 of the Guarantee and Collateral Agreement is amended by inserting the words “(or such shorter period as may be agreed by the Administrative Agent in its sole discretion)” immediately after the words “10 days’ prior written notice to the Administrative Agent” in clause (a)(ii) thereof.

SECTION 3. Conditions to Effectiveness. The amendments contained in Section 1 and Section 2 shall be effective upon satisfaction of each of the following conditions precedent:

(a) The Administrative Agent shall have received original, electronic or facsimile counterparts of this Amendment duly executed and delivered by Lenders constituting the Required Lenders and shall have received counterparts of this Amendment executed by Holdings, the Borrower and counterparts of the Consent appended hereto as Exhibit A (the “Consent”) executed by the Grantors, as defined in the Guarantee and Collateral Agreement (the “Grantors”);

(b) The Administrative Agent shall have received a counterpart to that certain Fee Letter (“Fee Letter”) dated as of even date herewith, by and between the Administrative Agent and the Borrower, executed and delivered by the Borrower, and all fees and expense reimbursements (including, without limitation, fees and expenses of counsel to the Agents and any invoiced fees and expenses payable under the Fee Letter) under the Fee Letter and the Loan Documents shall have been paid;

(c) The Administrative Agent shall have received from the Borrower, for account of each Lender which delivers its original, electronic or facsimile signature page to this Amendment no later than 5:00 p.m. (New York City time) on October 23, 2009 (the “Cutoff Date”), payment of an amendment fee (which shall be fully earned, non-refundable, and payable on Second Amendment Effective Date (under and as defined in the Credit Agreement, after giving effect to this Amendment)) equal to 25 basis points (0.25%) of the aggregate outstanding amount of Term Loans and Revolving Commitments of such Lender as of the Cutoff Date (and, for the avoidance of doubt, prior to giving effect to any optional prepayment made pursuant to Section 4.1(a) of the Credit Agreement as contemplated by this Amendment);

(d) On or after the date hereof, the Borrower shall have made an optional prepayment of a portion of the Term Loans in an aggregate principal amount no less than $250,000,000 pursuant to Section 4.1(a) of the Credit Agreement;

(e) On or after October 23, 2009, the Borrower shall have irrevocably terminated a portion of the Revolving Commitments in an aggregate principal amount equal to not less than $50,000,000 pursuant to Section 3.6 of the Credit Agreement and made any required prepayments on account thereof in accordance with Section 4.2(f) of the Credit Agreement; and

(f) The Borrower shall have consummated the initial registered public offering of voting Capital Stock of the Borrower and shall have received gross proceeds therefrom of not less than $300,000,000.

SECTION 4. Representations and Warranties. The Borrower represents and warrants that:

(a) Authority. The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement as amended hereby. Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower of this Amendment and by the Grantors of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

(b) Enforceability. This Amendment has been duly executed and delivered by the Borrower and the Consent has been duly executed and delivered by each Grantor. When the conditions to effectiveness in Section 3 of this Amendment have been satisfied, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

(c) Representations and Warranties. The representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date).

(d) No Default. No Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to this Amendment.

SECTION 5. Reference to and Effect on the Loan Documents.

(a) If and when this Amendment becomes effective, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) If and when this Amendment becomes effective, each reference in the Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the other Loan Documents to “the Guarantee and Collateral Agreement”, “thereunder”, “thereof” or words of like import referring to the Guarantee and Collateral Agreement, shall mean and be a reference to the Guarantee and Collateral Agreement as amended hereby.

(c) The Credit Agreement and the Guarantee and Collateral Agreement, each as amended hereby and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

(d) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

(e) This Amendment is a Loan Document. The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Amendment.

SECTION 6. Releases. The Required Lenders hereby authorize and direct the Administrative Agent to execute the release attached substantially in the form set forth on Exhibit B hereto (the “Release”), releasing Holdings from its respective present and future obligations as a Guarantor under the Guarantee and Collateral Agreement and otherwise under the Credit Agreement and other Loan Documents and releasing the Administrative Agent’s Liens and security interests granted pursuant to the Guarantee and Collateral Agreement over the assets of Holdings (the “Released Collateral”). The release of Liens and delivery of pledged collateral provided for in the Release will not discharge or in any manner affect or impair the enforceability of the Obligations or other Liens of the Administrative Agent in any Collateral other than the Released Collateral.

SECTION 7. Counterparts. This Amendment (including all consents and authorizations relating hereto) and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment (or any consent or authorization relating hereto) or the Consent by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof. The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Resignation of Bear Stearns Corporate Lending Inc. Pursuant to Section 10.9 of the Credit Agreement, the Resigning Agent hereby delivers notice that Resigning Agent intends to resign as Administrative Agent under the Credit Agreement and the Loan Documents. The Borrower and the Required Lenders consent to Successor Agent acting as successor Administrative Agent and appoint Successor Agent as successor to Resigning Agent in its capacity as Administrative Agent, (b) Successor Agent shall succeed to the rights, powers and duties of the Administrative Agent as set forth in the Credit Agreement and the Loan Documents, (c) Resigning Agent shall assign to Successor Agent all its rights and obligations and other interests (collectively, the “Interests”) as Administrative Agent under the Credit Agreement and the Loan Documents and Successor Agent hereby assumes the Interests, (d) all of the Loan Documents shall be amended to delete all instances of the words “Bear Stearns Corporate Lending Inc.” in its entirety, and substitute the words “JPMorgan Chase Bank, N.A.” therefor, (e) Resigning Agent shall be released from all duties and obligations other than as set forth herein, (f) in furtherance of the assignment herein of Resigning Agent’s security interest in the property and assets of the Borrower (the “Collateral”) under the Credit Agreement and the Loan Documents, Resigning Agent and the Borrower hereby agrees to execute and deliver, and the Borrower agrees to cause any applicable Loan Parties to execute and deliver, such other documents, certificates and instruments as Successor Agent shall reasonably request in order to perfect and protect Successor Agent’s interest in such security interests and (g) for such time as any Collateral shall be in the physical possession or effective control of Resigning Agent, in accounts of Resigning Agent, subject to “control agreements” for the benefit of Resigning Agent as secured party, or subject to a financing statement in the name of Resigning Agent , as secured party, Resigning Agent hereby agrees to act as collateral agent and gratuitous bailee for and on behalf of Successor Agent, to hold all of the Collateral for and on behalf of Successor Agent and to take all instructions from Successor Agent regarding the Collateral. The Required Lenders hereby waive any notice period under Section 10.9 required before the resignation by Resigning Agent as Administrative Agent may become effective.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

KAR HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and
Chief Financial Officer

KAR HOLDINGS II, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief
Financial Officer

BEAR STEARNS CORPORATE LENDING INC.,
as Resigning Agent

By:	JPMorgan Chase Bank, N.A., its
authorized signatory

	By:	/s/Randall K. Stephens
		Name:	Randall K. Stephens
		Title:	Vice President

JPMORGAN CHASE BANK, N.A. as Successor Agent

By:	/s/ Randall K. Stephens
	Name:	Randall K. Stephens
	Title:	Vice President

Required Lenders:

JP MORGAN CHASE BANK, NA

By:	Authorized Signatory
	Name:	Kyle Middleton
	Title:	Vice President

BEAR STEARNS CORPORATE LENDING, INC.

By:	JP Morgan Chase Bank, NA
Authorized Signatory
	Name:	Kyle Middleton
	Title:	Vice President

KATONAH VIII CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

KATONAH X CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

KATONAH 2007-I CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

SANKATY ADVISORS, LLC as Collateral
Manager for AVERY POINT CLO, LTD., as
Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC as Collateral
Manager for Castle Hill II –
INGOTS, Ltd., as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC as Collateral
Manager for Loan Funding XI LLC,
As Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

CHATHAM LIGHT II CLO, Limited, by
Sankaty Advisors LLC, as Collateral Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

FUTURE FUND BOARD OF GUARDIANS
By: Sankaty Advisors, LLC as its Investment Advisor

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC as Collateral
Manager for Race Point II CLO,
Limited, as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

RACE POINT IV CLO, Ltd.
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY MANAGED ACCOUNT (PSERS), L.P.

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SANKATY SENIOR LOAN FUND, L.P.

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

FRASER SULLIVAN CLO I LTD.
By: Fraser Sullivan Investment Management,
LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

FRASER SULLIVAN CLO II LTD.
By: Fraser Sullivan Investment Management,
LLC, as Collateral Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

COA CLO FINANCING LTD.
By: FS COA Management LLC, as Portfolio Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Manager

COA CAERUS CLO LTD.
By: FS COA Management LLC, as Portfolio Manager

By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Manager

AIB DEBT MANAGEMENT, LIMITED

By:	/s/ Roison O’Connell
	Name:	Roison O’Connell
	Title:	Vice President
Investment Advisor to
AIB Debt Management, Limited

By:	/s/ Keith Hamilton
	Name:	Keith Hamilton
	Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

BRIDGEPORT CLO LTD.
By: Deerfield Capital Management LLC as
Its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

BRIDGEPORT II CLO LTD.
By: Deerfield Capital Management LLC as
Its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

BURR RIDGE CLO PLUS LTD.
By: Deerfield Capital Management LLC as
Its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

CUMBERLAND II CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

FOREST CREEK CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

MARKET SQUARE CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

MARQUETTE PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

SCHILLER PARK CLO LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Ken Selle
	Name:	Ken Selle
	Title:	Managing Director

NATIXIS

By:	/s/ Harold Birk
	Name:	Harold Birk
	Title:	Managing Director

By:	/s/ J. Stéphane Lautner
	Name:	J. Stéphane Lautner
	Title:	Associate

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

By:	/s/ K. Jin Koh
	Name:	K. Jin Koh
	Title:	GM

By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP

MIDLAND NATIONAL LIFE INSURANCE
COMPANY – ANNUITY
By: Guggenheim Partners Asset Management, Inc.

By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE
AND HEALTH INSURANCE
By: Guggenheim Partners Asset Management, Inc.

By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

1888 FUND, LTD.
By: Guggenheim Investment Management, LLC
as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

SANDS POINT FUNDING LTD.
By: Guggenheim Investment Management, LLC
as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

KENNECOTT FUNDING LTD.
By: Guggenheim Investment Management, LLC
as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

GREEN LANE CLO LTD.
By: Guggenheim Investment Management, LLC
as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

COPPER RIVER CLO LTD.
By: Guggenheim Investment Management, LLC
as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

CANARAS SUMMIT CLO LTD.
By: Canaras Capital Management LLC
as Sub-Investment Adviser

By:	/s/ Andrew J. Heller
	Name:	Andrew J. Heller
	Title:	Authorized Signatory

SOLERA ANEJO LIMITED
By: Canaras Capital Management LLC
as Sub-Investment Adviser

By:	/s/ Andrew J. Heller
	Name:	Andrew J. Heller
	Title:	Authorized Signatory

CIFC FUNDING 2007-I LTD.

By:	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Co-Chief Investment Officer

CIFC FUNDING 2006-IB LTD.

By:	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Co-Chief Investment Officer

CIFC FUNDING 2006-I LTD.

By:	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Co-Chief Investment Officer

CIFC FUNDING 2007-III LTD.

By:	/s/ Stephen J. Vaccaro
	Name:	Stephen J. Vaccaro
	Title:	Co-Chief Investment Officer

BLT 18 LLC

By:	/s/ Ronald Gotz
	Name:	Ronald Gotz
	Title:	Authorized Signatory

FOUR CORNERS CLO 2005-I, LTD.
By: Four Corners Capital Management, LLC
as Collateral Manager

By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FOUR CORNERS CLO II, LTD.

By:	/s/ Patrick M. Cook
	Name:	Patrick M. Cook
	Title:	Assistant Vice President

FOUR CORNERS CLO III, LTD.
By: Macquarie Funds Group
FKA Four Corners Capital Management, LLC as Collateral Manager

By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

SFR, LTD.
By: Four Corners Capital Management, LLC
as Collateral Manager

By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FIRST TRUST/FOUR CONERS SENIOR
FLOATING RATE INCOME FUND
By: Four Corners Capital Management, LLC
as Sub-Adviser

By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II
By: Four Corners Capital Management, LLC
as Sub-Advisor

By:	/s/ Kapil Singh
	Name:	Kapil Singh, CFA
	Title:	Senior Vice President

ORIX FINANCE CORP.

By:	/s/ Christopher L. Smith
	Name:	Christopher L. Smith
	Title:	Authorized Representative

THE SUMITOMO TRUST & BANKING CO.,
LTD, New York Branch

By:	/s/ Frances E. Wynne
	Name:	Frances E. Wynne
	Title:	Senior Director

AMERICAN INTERNATIONAL GROUP, INC.
By: AIG Global Investment Corp.,
Its Investment Adviser

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

GALAXY III CLO, LTD.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

GALAXY IV CLO, LTD.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

GALAXY V CLO, LTD.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

GALAXY VI CLO, LTD.
By: AIG Global Investment Corp.,
Its Collateral Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

GALAXY X CLO, LTD.
By: AIG Global Investment Corp.
as Collateral Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

SATURN CLO, LTD.
By: AIG Global Investment Corp.
as Collateral Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

BATTALION CLO 2007-I, LTD.

By:	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Title:	Associate

SEI HIGH YIELD FIXED INCOME FUND

By:	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Title:	Associate

SEI INSTITUTIONAL INVESTMENT TRUST-
HIGH YIELD BOND FUND

By:	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Title:	Associate

SEI INSTITUTIONAL MANAGED TRUST-
HIGH YIELD BOND FUND

By:	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Title:	Associate

TRS BABSON I LLC
By:	Deutsche Bank AG Cayman Islands Branch
its sole member
By:	DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Jonathan Shin
	Name:	Jonathan Shin
	Title:	Assistant Vice President

ARTUS LOAN FUND 2007-I, LTD.
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2008-I
BABSON CLO LTD. 2008-II
BABSON CREDIT STRATEGIES CLO, LTD.
BABSON LOAN OPPORTUNITY CLO, LTD.
OSPREY CDO 2006-I LTD.
SAPPHIRE VALLEY CDO I, LTD.
By: Babson Capital Management LLC as Collateral
Manager

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

BILL & MELINDA GATES FOUNDATION
TRUST
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

HAKONE FUND II LLC
By: Babson Capital Management LLC as
Investment Manager

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as
Investment Manager

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY
By: Babson Capital Management LLC as
Investment Adviser

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

VINACASA CLO, LTD.
By: Babson Capital Management LLC as Collateral
Servicer

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

XELO VII LIMITED
By, Babson Capital Management LLC as Sub-
Adviser

By:	/s/ Arthur McMahon
	Name:	Arthur McMahon
	Title:	Director

JFIN CLO 2007 LTD.
By:	Jeffries Finance LLC as Collateral Manager

By:	/s/ Andrew Lennon
	Name:	Andrew Lennon
	Title:	Director

JEFFRIES FINANCE CP FUNDING LLC

By:	/s/ Andrew Lennon
	Name:	Andrew Lennon
	Title:	Director

SWISS CAPITAL PRO LOAN LIMITED
For and on Behalf of BNY Mellon Trust Company
(Ireland) Limited under power of attorney

By:	/s/ Robert Blake
	Name:	Robert Blake
	Title:	AVP

Greyrock CDO, Limited
By: Aladdin Capital Management LLC

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

Landmark VIII CLO, Limited
By: Aladdin Capital Management LLC

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

Landmark IX CDO, Limited
By: Aladdin Capital Management LLC

By:	/s/ Pallo Blum-Tucker
	Name:	Pallo Blum-Tucker
	Title:	Authorized Signatory

Clapboard LLC
By: The Royal Bank of Scotland plc as attorney-in-fact
By: RBS Securities Inc., its agent

By:	/s/ Jeffrey Black
	Name:	Jeffrey Black
	Title:	Vice President

Asclepius LLC
By: The Royal Bank of Scotland plc as attorney-in-fact
By: RBS Securities Inc., its agent

By:	/s/ Jeffrey Black
	Name:	Jeffrey Black
	Title:	Vice President

Flagship CLO III
By: Deutsche Investment Management Americas,
Inc. (as successor in interest to Deutsche Asset
Management, Inc.), As Collateral Manager

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Vice President

Flagship CLO IV
By: Deutsche Investment Management Americas,
Inc. (as successor in interest to Deutsche Asset
Management, Inc.), as Sub-Advisor

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Vice President

Flagship CLO V
By: Deutsche Investment Management Americas,
Inc. (as successor in interest to Deutsche Asset
Management, Inc.), As Collateral Manager

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Vice President

Flagship CLO VI
By: Deutsche Investment Management Americas,
Inc., As Collateral Manager

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Vice President

Aurum CLO 2002-1 Ltd.
By: Deutsche Investment Management Americas,
Inc. (as successor in interest to Deutsche Asset
Management, Inc.), As Sub-Adviser

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Managing Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Vice President

OAK HILL CREDIT PARTNERS II, LIMITED
By: Oak Hill CLO Management II, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED
By: Oak Hill CLO Management III, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED
By: Oak Hill CLO Management IV, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS V, LIMITED
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

FUTURE FUND BOARD OF GUARDIANS
By: Oak Hill Advisors, L.P.
As its Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

GMAM GROUP PENSION TRUST I,
As a Lender
By: STATE STREET BANK AND TRUST
COMPANY, solely as Trustee

By:	/s/ Timothy Norton
Name:	Timothy Norton
Title:	Officer

OHA FINLANDIA CREDIT FUND,
As a Lender

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OHA PARK AVENUE CLO I, LTD.
By: Oak Hill Advisors, L.P.
As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

PACIFICA CDO IV LTD
PACIFICA CDO V LTD
VERITAS CLO I, LTD
WESTWOOD CDO I LTD

By:	/s/ William Lemberg
	Name:	William Lemberg
	Title:	Senior Vice President

[SILVERADO CLO 2006] CLO - 201702000
18866500 - Gates Loans
13923601 - Bureau
16959701 - JH2
15605400 - Vulcan bond account

By:	/s/ Mai Shiver
	Name:	Mai Shiver
	Title:	Chief Compliance Officer

GRAND CENTRAL ASSET TRUST,
CAMERON I SERIES

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-Fact

BLUE SHIELD OF CALIFORNIA

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

FRANKLIN CLO IV, LIMITED

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

FRANKLIN CLO V, LIMITED

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

FRANKLIN CLO VI, LIMITED

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

GOLDENTREE LOAN OPPORTUNITIES III, LIMITED
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

GOLDENTREE LOAN OPPORTUNITIES IV, LIMITED
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

GOLDENTREE LOAN OPPORTUNITIES V, LIMITED
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director – Bank Debt

LMP CORPORATE LOAN FUND, INC.
By: Citi Alternative Investments LLC

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	VP

EAGLE MASTER FUND LTD.
By: Citi Alternative Investments LLC, as Investment Manager for and on behalf of
Eagle Master Fund Ltd.

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	VP

REGATTA FUNDING LTD.
By: Citi Alternative Investments LLC,
Attorney-in-Fact

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	VP

KKR FINANCIAL CLO 2005-1 LTD

By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

KKR FINANCIAL CLO 2005-2 LTD

By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

KKR FINANCIAL CLO 2007-1 LTD

By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

KKR FINANCIAL CLO 2007-A LTD

By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

KKR FI PARTNERS I L.P.

By:	/s/ Mark Casanova
	Name:	Mark Casanova
	Title:	Authorized Signatory

PIONEER FLOATING RATE FUND PIONEER FLOATING RATE TRUST
By: Pioneer Investment Management, Inc.,
Advisor to each of the Lenders above

By:	/s/ Margaret C. Bagley
	Name:	Margaret C. Bagley
	Title:	Assistant Secretary and
Associate General Counsel

MONTPELIER INVESTMENTS HOLDINGS LTD.
By: Pioneer Institutional Asset Management,
Inc., Advisor to the Lender above

By:	/s/ Margaret C. Bagley
	Name:	Margaret C. Bagley
	Title:	Assistant Secretary and
Associate General Counsel

BAKER STREET FUNDING CLO 2005-I LTD.
By: Seix Investment Advisors LLC, as Collateral
Manager

GRAND HORN CLO LTD.
By: Seix Investment Advisors LLC, as Collateral
Manager

MOUNTAIN VIEW FUNDING CLO 2006-I LTD.
By: Seix Investment Advisors LLC, as Collateral
Manager

MOUNTAIN VIEW CLO II LTD.
By: Seix Investment Advisors LLC, as Collateral
Manager

MOUNTAIN VIEW CLO III LTD.
By: Seix Investment Advisors LLC, as Collateral
Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

VICTORIA FALLS CLO, LTD.

By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

SUMMIT LAKE CLO, LTD.

By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

CLEAR LAKE CLO, LTD.

By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

DIAMOND LAKE CLO, LTD.

By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

ST. JAMES RIVER CLO, LTD.

By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

BY: CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

BY: CALLIDUS DEBT PARTNERS CLO FUND III LTD.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

BY: CALLIDUS DEBT PARTNERS CLO FUND IV LTD.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

BY: CALLIDUS DEBT PARTNERS CLO FUND V, LTD.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

BY: CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

BY: CALLIDUS DEBT PARTNERS CLO FUND VII, LTD.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

BY: MAPS CLO FUND I, LLC
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

BY: MAPS CLO FUND II, LTD.
By: Its Collateral Manager,
Callidus Capital Management, LLC

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

VAN KAMPEN SENIOR LOAN FUND
By:	Van Kampen Asset Management

By:	/s/ Philip Yarrow
	Name:	Philip Yarrow
	Title:	Executive Director

VAN KAMPEN SENIOR INCOME TRUST
By:	Van Kampen Asset Management

By:	/s/ Philip Yarrow
	Name:	Philip Yarrow
	Title:	Executive Director

MSIM PECONIC BAY, LTD.
By: Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/s/ William A. Housey Jr.
	Name:	William A. Housey Jr.
	Title:	Executive Director

GENESIS CLO 2007-2, LTD., as a Lender
By:	LLCP Advisors LLC, as Collateral Manager

By:	/s/ Steven Hartman
	Name:	Steven Hartman
	Title:	General Counsel

BALLYROCK CLO 2006-2 LIMITED
By: Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

BALLYROCK CLO 2006-1 LIMITED
By: Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

BALLYROCK CLO II LIMITED
By: Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

BALLYROCK CLO III LIMITED
By: Ballyrock Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

FIDELITY CENTRAL INVESTMENT
PORTFOLIOS LLC: FIDELITY FLOATING
RATE CENTRAL INVESTMENT
PORTFOLIO

By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

PYRAMIS FLOATING RATE HIGH INCOME
COMMINGLED POOL
By: Pyramis Global Advisors Trust Company, as
Trustee

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

PPM SHADOW CREEK FUNDING LLC

By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

BELL ATLANTIC MASTER TRUST
By: TCW Asset Management Company,
As Investment Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

FARAKER INVESTMENT PTE LTD.
By: TCW Asset Management Company, as Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

FIRST 2004-I CLO, LTD.
By: TCW Asset Management Company, its Collateral Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

FIRST 2004-II CLO, LTD.
By: TCW Asset Management Company, its Collateral Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

ILLINOIS STATE BOARD OF INVESTMENT
By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

MAC CAPITAL, LTD.
By: TCW Asset Management Company as its
Portfolio Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

MOMENTUM CAPITAL FUND, LTD.
By: TCW Asset Management Company as its
Portfolio Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

PARK AVENUE LOAN TRUST
By: TCW Asset Management Company, as Agent

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

RGA REINSURANCE COMPANY
By: TCW Asset Management Company as its
Investment Advisor

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

TCW CREDIT OPPORTUNITIES FUND I B,
L.P.
TCW Asset Management Company as Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

TCW CREDIT OPPORTUNITIES FUND, L.P.
By: TCW Asset Management Company as
Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

TCW SENIOR SECURED FLOATING RATE
LOAN FUND, L.P.
By: TCW Asset Management Company as its
Investment

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

VELOCITY CLO LTD.
By: TCW Asset Management Company, as Collateral Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

VITESSE CLO LTD.
By: TCW Asset Management Company as its
Portfolio Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

WEST BEND MUTUAL INSURANCE
COMPANY
By: TCW Asset Management Company, as its
Investment Advisor

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:	/s/ Edison Hwang
	Name:	Edison Hwang
	Title:	Vice President

TCW ABSOLUTE RETURN CREDIT FUND,
L.P.
By: TCW Asset Management Company, its
Investment Manager

By:	/s/ Melissa V. Weiler
	Name:	Melissa v. Weiler
	Title:	Managing Director

By:	/s/ Steven M. Koehler
	Name:	Steven M. Koehler
	Title:	Senior Vice President

MARATHON FINANCING I B.V.
By: Marathon Asset Management L.P.
Its Portfolio Manager and Authorized Signatory

By:	/s/ Louis T. Hanover
	Name:	Louis T. Hanover
	Title:	Authorized Signatory

MARATHON CLO II LTD.
By: Marathon Asset Management L.P.
Its Collateral Manager

By:	/s/ Louis T. Hanover
	Name:	Louis T. Hanover
	Title:	Authorized Signatory

COLUMBUSNOVA CLO LTD. 2006-I

By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Director

COLUMBUSNOVA CLO LTD. 2006-II

By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Director

COLUMBUSNOVA CLO LTD. 2007-I

By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Director

COLUMBUSNOVA CLO LTD. 2007-II

By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Director

ATRIUM V
By: Credit Suisse Alternative Capital, Inc. as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

ATRIUM VI
By: Credit Suisse Alternative Capital, Inc. as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

CSAM FUNDING I

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

MADISON PARK FUNDING I, Ltd.

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

MADISON PARK FUNDING II, Ltd.
By: Credit Suisse Alternative Capital, Inc. as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

MADISON PARK FUNDING V, Ltd.
By: Credit Suisse Alternative Capital, Inc. as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

MADISON PARK FUNDING VI, Ltd.
By: Credit Suisse Alternative Capital, Inc. as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

WHITEHORSE I, LTD.
By: WhiteHorse Capital Partners, L.P. As Collateral Manager
By: WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Portfolio Manager

WHITEHORSE II, LTD.
By: WhiteHorse Capital Partners, L.P. As Collateral Manager
By: WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Portfolio Manager

WHITEHORSE III, LTD.
By: WhiteHorse Capital Partners, L.P. As Collateral Manager
By: WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Portfolio Manager

WHITEHORSE V, LTD.
By: WhiteHorse Capital Partners, L.P. As Collateral Manager
By: WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Portfolio Manager

FEINGOLD O’KEEFFE CAPITAL, LLC As Collateral Manager for
Lime Street CLO, Ltd.

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

FEINGOLD O’KEEFFE CAPITAL, LLC
As Collateral Manager for
Emerson Place CLO, Ltd.

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

CANYON CAPITAL CLO 2004-1, LTD.

By:	/s/ Michael M. Leyland
	Name:	Michael M. Leyland
	Title:	Authorized Signatory

By:	Canyon Capital Advisors LLC,
a Delaware limited liability company,
its Collateral Manager

GENESIS CLO 2007-1 LTD.
By:	Ore Hill Partners LLC
Its: Investment Advisor

By:	/s/ Claude A. Baum, Esq.
	Name:	Claude A. Baum, Esq.
	Title:	General Counsel
Ore Hill Partners LLC

GMAM GROUP PENSION TRUST I
By:	State Street Bank & Trust Company as Trustee
For GMAM Group Pension Trust I

By:	/s/ Aaron J. Poulin
	Name:	Aaron J. Poulin
	Title:	Vice President
State Street Bank & Trust Co.

CREDOS FLOATING RATE FUND, L.P.
By: Shenkman Capital Management, Inc., its
General Partner

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

PRIMUS HIGH YIELD BOND FUND, L.P.
By: Shenkman Capital Management, Inc., its
General Partner

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

TAVITIAN FOUNDATION, INC.
By: Shenkman Capital Management, Inc., as
Investment Manager

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

TEACHERS’ RETIREMENT SYSTEM OF LOUISIANA
(Shenkman - BANK LOAN ACCOUNT)
By: Shenkman Capital Management, Inc., as
Investment Manager

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

HARBOR HIGH YIELD BOND FUND
By: Shenkman Capital Management, Inc., as Sub Advisor

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

HEWETT’S ISLAND CLO IV, LTD.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Portfolio Manager

HEWETT’S ISLAND CLO V, LTD.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Portfolio Manager

BLUEMOUNTAIN CLO LTD
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its collateral manager

By:	/s/ Glenn Mueller
	Name:	Glenn Mueller
	Title:	Associate

BLUEMOUNTAIN CLO II LTD
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its collateral manager

By:	/s/ Glenn Mueller
	Name:	Glenn Mueller
	Title:	Associate

BLUEMOUNTAIN CLO III LTD
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its collateral manager

By:	/s/ Glenn Mueller
	Name:	Glenn Mueller
	Title:	Associate

ENDURANCE CLO I, LTD.
By: West Gate Horizons Advisors LLC, as Collateral Manager

By:	/s/ Robert Cohen
	Name:	Robert Cohen
	Title:	Senior Credit Analyst

WG HORIZONS CLO I
By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Robert Cohen
	Name:	Robert Cohen
	Title:	Senior Credit Analyst

OCEAN TRAILS CLO I
By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Robert Cohen
	Name:	Robert Cohen
	Title:	Senior Credit Analyst

OCEAN TRAILS CLO II
By: West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Robert Cohen
	Name:	Robert Cohen
	Title:	Senior Credit Analyst

FRIDSON CREDIT STRATEGIES MASTER FUND, L.P.

By:	/s/ David Teolis
	Name:	David Teolis
	Title:	Portfolio Manager

GREEN ISLAND CBNA LOAN FUNDING LLC

By:	/s/ Andrew Valko
	Name:	Andrew Valko
	Title:	Attorney-in-Fact

ACA CLO 2005-1, LTD.,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ACA CLO 2006-1, LTD.,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ACA CLO 2006-2, LTD.,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

ACA CLO 2007-1, LTD.,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

APIDOS CDO I,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

APIDOS CDO II,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

APIDOS CDO III,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

APIDOS CDO IV,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

APIDOS CDO V,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

APIDOS CINCO CDO
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

APIDOS QUATTRO CDO,
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

MACKAY SHORT DURATION ALPHA FUND NEW YORK LIFE INSURANCE COMPANY (GUARANTEED PRODUCTS)

NEW YORK LIFE INSURANCE COMPANY, GP - PORTABLE ALPHA

HOUSTON POLICE OFFICERS’ PENSION SYSTEM

MACKAY SHIELDS CORE PLUS ALPHA FUND LTD.

By: MacKay Shields LLC as Investment Adviser and not individually

By:	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Sr. Managing Director

STONE TOWER CDO LTD.
By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

STONE TOWER CDO II LTD.
By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

STONE TOWER CLO III LTD.
By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

STONE TOWER CLO IV LTD.
By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

STONE TOWER CLO V LTD.
By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

STONE TOWER CLO VI LTD.
By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

STONE TOWER CLO VII LTD.
By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

RAMPART CLO 2006-1 LTD.
By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

RAMPART CLO 2007 LTD.
By Stone Tower Debt Advisors LLC As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

GRANITE VENTURES III LTD.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

GRANITE VENTURES II LTD.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

GRANITE VENTURES I LTD.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

CORNERSTONE CLO LTD.
By Stone Tower Debt Advisors LLC
As Its Collateral Manager

By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

WACHOVIA BANK, N.A.

By:	/s/ Michael R. Burkitt
	Name:	Michael R. Burkitt
	Title:	SVP

ATLANTIS FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
as Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AVALON CAPITAL LTD. 3
By: lNVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

BELHURST CLO LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

BLT 2009 – 1 LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

HUDSON CANYON FUNDING II, LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager & Attorney-in-Fact

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

LIMEROCK CLO I
By: INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SAGAMORE CLO, LTD.
By: INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc.
As the Asset Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

WASATCH CLO LTD.
By: INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

PPM GRAYHAWK CLO, LTD.

By:	/s/ Chris Kappas
PPM America Inc. as Collateral Manager
	Name:	Chris Kappas
	Title:	Managing Director

SERVES 2006-1, Ltd.

By:	/s/ Chris Kappas
PPM America Inc. as Collateral Manager
	Name:	Chris Kappas
	Title:	Managing Director

[FALL CREEK CLO, LTD]

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signor

[EAGLE CREEK CLO, LTD.]

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Authorized Signor

SUMITOMO MITSUI BANKING
CORPORATION

By:	/s/ Yasuhiko Imai
	Name:	Yasuhiko Imai
	Title:	Senior Vice President

BUSHNELL LOAN FUND II, LTD.

By:	/s/ Adam Jacobs
	Name:	Adam Jacobs
	Title:	Attorney-in-Fact

STEDMAN LOAN FUND II, LTD.

By:	/s/ Adam Jacobs
	Name:	Adam Jacobs
	Title:	Attorney-in-Fact

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION

By:	/s/ Phillip E. Stevenson
	Name:	Phillip E. Stevenson
	Title:	Sr. Vice President

VENTURE II CDO 2002, LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

VENTURE III CDO, LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

VENTURE IV CDO, LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

VENTURE V CDO, LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

VENTURE VI CDO, LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

VENTURE VII CDO, LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

VENTURE VIII CDO, LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

VENTURE IX CDO, LIMITED
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

VISTA LEVERAGED INCOME FUND
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick H. Taylor
	Name:	Frederick H. Taylor
	Title:	Managing Director

GS LUX DEBT HOLDINGS II SARL

By:	/s/ Simon Cresswell
	Name:	Simon Cresswell
	Title:	Director

PANGAEA CLO 2007-1 LTD.
By: Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Ryan C. Metcalfe
	Name:	Ryan C. Metcalfe
	Title:	Director

NANTUCKET CLO I LTD
By: Fortis Investment Management USA, Inc., as Attorney-in-Fact

By:	/s/ Ronald Daigle
	Name:	Ronald Daigle
	Title:	Vice President

HARCH CLO II LIMITED

By:	/s/ Michael E. Lewitt
	Name:	Michael E. Lewitt
	Title:	Authorized Signatory

HARCH CLO III LIMITED

By:	/s/ Michael E. Lewitt
	Name:	Michael E. Lewitt
	Title:	Authorized Signatory

HARCH CREDIT OPPORTUNITY LP

By:	/s/ Michael E. Lewitt
	Name:	Michael E. Lewitt
	Title:	Authorized Signatory

MEADOWS FOUNDATION INCORPORATED

By:	/s/ Michael E. Lewitt
	Name:	Michael E. Lewitt
	Title:	Authorized Signatory

FIFTH THIRD BANK

By:	/s/ David O’Neal
	Name:	David O'Neal
	Title:	Vice President

BANK OF AMERICA, N.A. (SUCCESSOR TO
LASALLE BANK NATIONAL
ASSOCIATION)

By:	/s/ John Wofford
	Name:	John Wofford
	Title:	Vice President

LCM I LIMITED PARTNERSHIP
By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Lyon Capital Management LLC
	Title:	Portfolio Manager

LCM II LIMITED PARTNERSHIP
By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Lyon Capital Management LLC
	Title:	Portfolio Manager

LCM III, LTD.
By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Lyon Capital Management LLC
	Title:	Portfolio Manager

LCM IV, LTD.
By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Lyon Capital Management LLC
	Title:	Portfolio Manager

LCM V, LTD.
By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Lyon Capital Management LLC
	Title:	Portfolio Manager

LCM VI, LTD.
By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
Lyon Capital Management LLC
	Title:	Portfolio Manager

STYX PARTNERS, L.P.
By:	Styx Associates LLC, its General Partner

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Senior Managing Director

JERSEY STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial
Services Company (JLX)

By:	/s/ David J. Cobey
	Name:	David J. Cobey
As authorized representative and not individually

MARLBOROUGH STREET CLO, LTD.,

By its Collateral Manager, Massachusetts Financial Services Company (JLX)

By:	/s/ David J. Cobey
	Name:	David J. Cobey
As authorized representative and not individually

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Pamela Schwartz
	Name:	Pamela E. Schwartz
	Title:	Director

[FULTON FUNDING]

By:	/s/ Arlene Arellano
	Name:	Arlene Arellano
	Title:	Authorized Signatory

[CLARKE FUNDING]

By:	/s/ Arlene Arellano
	Name:	Arlene Arellano
	Title:	Authorized Signatory

CLAPBOARD LLC

By: The Royal Bank of Scotland Plc, as Attorney-in-Fact
By:	RBS Securities, Inc., Its agent

By:	/s/ Kevin Q. Stuebe
	Name:	Kevin Q. Stuebe
	Title:	V.P.

ASCLEPIUS LLC
By: The Royal Bank of Scotland Plc, As Attorney-in-Fact
By: RBS Securities, Inc., Its agent

By:	/s/ Kevin Q. Stuebe
	Name:	Kevin Q. Stuebe
	Title:	V.P.

LEVERAGESOURCE V, S.A.R.L.

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Class A Manager

By:	/s/ A. Kamarowsky
	Name:	A. Kamarowsky
	Title:	Class B Manager

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

BOSTON HARBOR CLO 2004-1, LTD.

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

Each of the persons listed on Schedule A Severally but not jointly as Lender

By: Wellington Management Company, LLP as investment adviser

By:	/s/ Donald M. Caiazza
	Name:	Donald M. Caiazza
	Title:	Vice President and Counsel

SCHEDULE A

HISCOX INSURANCE COMPANY (BERMUDA) LTD

HISCOX SYNDICATE 33

STELLAR PERFORMER GLOBAL SERIES W - GLOBAL CREDIT

UMC BENEFIT BOARD, INC.

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE

COMMON TRUST FUNDS TRUST—OPPORTUNISTIC FIXED INCOME

ALLOCATION PORTFOLIO

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE

COMMON TRUST FUNDS TRUST—OPPORTUNISTIC INVESTMENT PORTFOLIO

VICTORIA COURT CBNA LOAN FUNDING LLC

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-Fact

Asset Manager: Nomura Corporate Research and Asset Management Inc.

Sagittarius Fund

By: Nomura Corporate Research and Asset Management Inc. as Investment Advisor

Stichting Pensioenfonds Hoogovens

By: Nomura Corporate Research and Asset Management Inc. as Investment Advisor

The Regents of the University of California - # EB6J

By: Nomura Corporate Research and Asset Management Inc. as Investment Advisor

California Public Employees’ Retirement System, Account - # SW7Y

By: Nomura Corporate Research and Asset Management Inc. as Investment Advisor

GMAM Investment Funds Trust - # 7MS7

By: Nomura Corporate Research and Asset Management Inc. as Investment Advisor

Nomura US Attractive Yield Corporate Bond Fund Mother Fund

By: The Nomura Trust and Banking Co., Ltd as Trustee

By: Nomura Corporate Research and Asset Management Inc., Attorney in Fact

By:	/s/ Stephen S. Kotsen
	Name:	Stephen S. Kotsen
	Title:	Portfolio Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

DEL MAR CLO I, LTD.
By: Caywood-Scholl Capital Management, LLC.
As Collateral Manager

By:	/s/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

AUCTION SERVICES TRUST
By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated April 24, 2007

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

AIRLIE CLO 2006-II LTD.

By:	/s/ Seth Cameron
	Name:	Seth Cameron
	Title:	Portfolio Manager

J.P. MORGAN LEVERAGED LOANS MASTER FUND L.P.

By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director

LOUISIANA STATE EMPLOYEES’ RETIREMENT SYSTEM

By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director

WELLS FARGO BANK, N.A.

By:	/s/ Robyn Rogin
	Name:	Robyn Rogin
	Title:	Vice President

MUZINICH & CO. (IRELAND) LIMITED for the account of Extrayield Global Loan Fund

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Director

MUZINICH & CO. (IRELAND) LIMITED for the account of Extrayield $ Loan Fund

By:	/s/ Michael Ludwig
	Name:	Michael Ludwig
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John Eyerman
	Name:	John Eyerman
	Title:	Portfolio Manager

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

By:	/s/ Scott O’Connell
	Name:	Scott O’Connell
	Title:	Vice President

ROSEDALE CLO II LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

By:	/s/ Scott O’Connell
	Name:	Scott O’Connell
	Title:	Vice President

ING CAPITAL LLC

By:	/s/ Lawrence P. Eyink
	Name:	Lawrence P. Eyink
	Title:	Director

BLACKROCK SENIOR HIGH INCOME FUND, INC.
BLACKROCK FLOATING RATE INCOME TRUST
BLACKROCK DEFINED OPPORTUNITY CREDIT TRUST
BLACKROCK LIMITED DURATION INCOME TRUST
BLACKROCK SENIOR INCOME SERIES
BLACKROCK SENIOR INCOME SERIES II
BLACKROCK SENIOR INCOME SERIES IV
BLACKROCK SENIOR INCOME SERIES V LIMITED
BLACKROCK DEBT STRATEGIES FUND, INC.
BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.
BLACKROCK FLOATING RATE INCOME STRATEGIES FUND II, INC.
BLACKROCK GLOBAL INVESTMENT SERIES: CORPORATE LOAN INCOME PORTFOLIO
BLACKROCK GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
LONGHORN CDO III LTD.
MASTER SENIOR FLOATING RATE LLC
MISSOURI STATE EMPLOYEES' RETIREMENT SYSTEM
BLACKROCK SENIOR FLOATING RATE PORTFOLIO
SENIOR LOAN PORTFOLIO

By:	/s/ AnnMarie Smith
Name:	AnnMarie Smith
Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender
By: GE Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender
By: GE Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

ING PRIME RATE TRUST
By:	ING Investment Management Co. as the
Investment Manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING SENIOR INCOME FUND
By:	INS Investment Management Co. as the
Investment Manager

By:	/s/ Mark F. Haak,
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING INTERNATIONAL (II) SENIOR BANK LOANS EURO
By: ING Investment Management Co. as its Investment Manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING INVESTMENT TRUST CO. PLAN FOR EMPLOYEE BENEFIT INVESTMENT FUNDS – SENIOR LOAN FUND

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING INTERNATIONAL MANAGEMENT CLO I, LTD.
By: ING Investment Management Co. as its Investment Manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING INTERNATIONAL MANAGEMENT CLO II, LTD.
By: ING Alternative Asset Management Co. as its Investment Manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING INVESTMENT MANAGEMENT CLO III, LTD.
By: ING Alternative Asset Management Co. as its Investment Manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING INVESTMENT MANAGEMENT CLO IV, LTD.
By: ING Alternative Asset Management Co. as its Investment Manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

ING INVESTMENT MANAGEMENT CLO V, LTD.
By: ING Alternative Asset Management Co. as its Investment Manager

By:	/s/ Mark F. Haak
	Name:	Mark F. Haak, CFA
	Title:	Vice President

GE BUSINESS FINANCIAL SERVICES, INC. (FORMERLY KNOWN AS MERRIL LYNCH BUSINESS FINANCIAL SERVICES, INC.)

By:	/s/ Paul Sleet
	Name:	Paul Sleet
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Paul Sleet
	Name:	Paul Sleet
	Title:	Duly Authorized Signatory

BALTIC FUNDING LLC

By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

SSS FUNDING II
By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

MIDLAND NATIONAL LIFE INSURANCE COMPANY – BOLI GEN
By: Guggenheim Partners Asset Management, Inc.

By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

NYLIAC SEPARATE ACCOUNT 70_A01
By: Guggenheim Partners Asset Management, Inc.

By:	/s/ Stephen D. Sautel
	Name:	Stephen D. Sautel
	Title:	Senior Managing Director

TRUSTMARK INSURANCE COMPANY
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

WESTBROOK CLO, LTD.
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

STICHTING BEWAAR BEROEPSVERVOER FOR FONDS VOOR GEMENE REKENING BEROEPSVERVOER
By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

CAPITALSOURCE FINANCE LLC

By:	/s/ Arturo J. Velez
	Name:	Arturo J. Velez
	Title:	Authorized Signatory

EXHIBIT A

CONSENT

Dated as of October 23, 2009

The undersigned, as Grantors under the Guarantee and Collateral Agreement and, as applicable, as parties to the other Security Documents, hereby consent and agree to the foregoing Second Amendment dated as of October 23, 2009 (the “Second Amendment”), by and between the Borrower and the Lenders party thereto, and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Second Amendment, each reference therein to the “Credit Agreement”, “thereunder”, “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Second Amendment and (ii) the Guarantee and Collateral Agreement, the other Security Documents and all of the Collateral described in the foregoing do, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to said Second Amendment.

[Signature pages follow]

KAR HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA CORPORATION, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

A.D.E. OF ARK-LA-TEX, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

A.D.E. OF KNOXVILLE, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA ARK-LA-TEX, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA ARKANSAS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA ATLANTA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA BIRMINGHAM, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA CALIFORNIA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA CHARLOTTE, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA COLORADO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA DES MOINES, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA IMPACT TEXAS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA INDIANAPOLIS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA LANSING, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA LEXINGTON, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA MISSOURI, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA NEW JERSEY, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA NEW YORK, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA OHIO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA OKLAHOMA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA PENNSYLVANIA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA PHOENIX, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA SAN DIEGO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA-SOUTH FLORIDA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA SOUTHERN INDIANA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA TEXAS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA VIRGINIA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA WASHINGTON, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA WISCONSIN, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ASSET HOLDINGS III, L.P.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTO DEALERS EXCHANGE OF CONCORD, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTO DEALERS EXCHANGE OF MEMPHIS, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE RECOVERY SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTOVIN, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

PAR, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AFC CAL, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AXLE HOLDINGS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

INSURANCE AUTO AUCTIONS CORP.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

IAA SERVICES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

IAA ACQUISITION CORP.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTO DISPOSAL SYSTEMS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADS PRIORITY TRANSPORTS, LTD.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADS ASHLAND, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ZABEL & ASSOCIATES, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

SIOUX FALLS AUTO AUCTIONS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

TRI-STATE AUCTION CO., INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTO DISPOSAL OF BOWLING GREEN, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTO DISPOSAL OF CHATTANOOGA, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTO DISPOSAL OF NASHVILLE, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTO DISPOSAL OF PADUCAH, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTO DISPOSAL OF MEMPHIS, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

SALVAGE DISPOSAL COMPANY OF GEORGIA

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA MISSOURI REDEVELOPMENT CORPORATION

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA DEALER SERVICES, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

DENT DEMON, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

ADESA MINNESOTA, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer

CARBUYCO, LLC

By:	/s/ Eric M. Loughmiller
	Name:	Eric M. Loughmiller
	Title:	Executive Vice President and Chief Financial Officer